EXHIBIT 1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to such statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate. The undersigned hereby further agree that this Joint Filing Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument. In evidence thereof, the undersigned, being duly authorized, have executed this joint filing agreement as of November 13, 2025.

Ascent Partners Fund LLC

Signature:	/s/ Mikhail Gurevich

Name/Title:	Mikhail Gurevich, signatory for Managing Member of Managing Member

Date:	November 13, 2025

Ascent Partners LLC

Signature:	/s/ Mikhail Gurevich

Name/Title:	Mikhail Gurevich, signatory for Managing Member

Date:	November 13, 2025

Dominion Capital LLC

Signature:	/s/ Mikhail Gurevich

Name/Title:	Mikhail Gurevich, Managing Member of Dominion Capital Holdings LLC, Manager of Dominion Capital GP LLC, Manager of Dominion Capital LLC

Date:	November 13, 2025

Dominion Capital GP LLC

Signature:	/s/ Mikhail Gurevich

Name/Title:	Mikhail Gurevich, Managing Member of Dominion Capital Holdings LLC, Manager of Dominion Capital GP LLC, Manager of Dominion Capital GP LLC

Date:	November 13, 2025

Dominion Capital Holdings LLC

Signature:	/s/ Mikhail Gurevich

Name/Title:	Mikhail Gurevich, Managing Member

Date:	November 13, 2025

Masada Group Holdings LLC

Signature:	/s/ Alon Brenner

Name/Title:	Alon Brenner, Managing Member

Date:	November 13, 2025

Mikhail Gurevich

Signature:	/s/ Mikhail Gurevich

Name/Title:	Mikhail Gurevich

Date:	November 13, 2025

Gennadiy Gurevich

Signature:	/s/ Gennadiy Gurevich

Name/Title:	Gennadiy Gurevich

Date:	November 13, 2025

Alon Brenner

Signature:	/s/ Alon Brenner

Name/Title:	Alon Brenner

Date:	November 13, 2025